Exhibit 99.02

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Name of each exchange on which registered

Common Stock, par value $.01 per share	New York Stock Exchange

Depositary Shares, each representing 1/1,000th of a share of 8.50% Non-Cumulative Preferred Stock, Series F	New York Stock Exchange

Depositary Shares, each representing 1/1,000th of a share of 6.5% Non-Cumulative Convertible Preferred Stock, Series T	New York Stock Exchange

Depositary Shares, each representing 1/1,000th of a share of 8.125% Non-Cumulative Preferred Stock, Series AA	New York Stock Exchange

7.625% Trust Preferred Securities of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

7.125% Trust Preferred Securities (TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.950% Trust Preferred Securities (TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.00% Trust Preferred Securities (TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.10% Trust Preferred Securities (TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.00% Trust Preferred Securities (TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.875% Enhanced Trust Preferred Securities (Enhanced TruPS® ) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.500% Enhanced Trust Preferred Securities (Enhanced TruPS® ) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.450% Enhanced Trust Preferred Securities (Enhanced TruPS® ) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.350% Enhanced Trust Preferred Securities (Enhanced TruPS® ) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.829% Fixed Rate/Floating Rate Enhanced Trust Preferred Securities (Enhanced TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

7.250% Enhanced Trust Preferred Securities (Enhanced TruPS® ) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

7.875% Enhanced Trust Preferred Securities (Enhanced TruPS® ) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the S&P 500® Index Due 2009 *	NYSE Arca, Inc.

Principal-Protected Equity Linked Notes Based Upon the Dow Jones Global Titans 50 Indexsm Due 2009 *	NYSE Arca, Inc.

Principal-Protected Equity Linked Notes Based Upon the Nasdaq-100 Index Due 2009 *	NYSE Arca, Inc.

Principal-Protected Equity Linked Notes Based Upon the Dow Jones Industrial Averagesm Due 2009 *	NYSE Arca, Inc.

Index LeAding StockmarkEt Return Securities (Index LASERSSM) Based Upon the Dow Jones EURO STOXX 50 IndexSM Due 2009 *	NYSE Arca, Inc.

Principal-Protected Equity Linked Notes Based Upon the S&P 500® Index Due 2010 *	NYSE Arca, Inc.

Principal-Protected Equity Linked Notes Based Upon the Dow Jones Industrial Averagesm Due 2010 *	NYSE Arca, Inc.

Principal-Protected Equity Linked Notes Based Upon the Dow Jones Global Titans 50 IndexSM Due 2010 *	NYSE Arca, Inc.

Principal-Protected Equity Linked Notes Based Upon the Russell 1000® Growth Index with Potential Supplemental Interest at Maturity Due 2009 +	NYSE Arca, Inc.

Portfolio Income STrategic Opportunity NoteS Based Upon the CBOE S&P 500 BuyWrite Index Due 2010 +	NYSE Arca, Inc.

Principal-Protected Equity Linked Notes Based Upon the Nikkei 225 Stock Average sm with Potential Supplemental Interest at Maturity Due 2009 +	NYSE Arca, Inc.

Index LeAding StockmarkEt Return Securities (Index LASERSSM) Based Upon the S&P 500® Index Due 2010 +	NYSE Arca, Inc.

Principal-Protected Equity Linked Notes Based Upon the Dow Jones Industrial Averagesm with Potential Supplemental Interest at Maturity Due 2010 +	NYSE Arca, Inc.

Principal Protected Equity Linked Notes Based Upon the MSCI EAFE Index® Due 2009 +	NYSE Arca, Inc.

Principal-Protected Equity Linked Notes Based Upon the S&P 100® Index Due 2010 +	NYSE Arca, Inc.

Principal-Protected Trust Certificates Linked to the Dow Jones Industrial Averagesm and the Nikkei 225 Stock Averagesm Due 2010 +	NYSE Arca, Inc.

Index LeAding StockmarkEt Return Securities (Index LASERSSM) Based Upon the U.S.-Europe-Japan Basket Due 2010 +	NYSE Arca, Inc.

Principal-Protected Trust Certificates Linked to the S&P 500® Index, the Dow Jones EURO STOXX 50 IndexSM and the Nikkei 225 Stock AverageSM Due 2010 +	NYSE Arca, Inc.

Principal-Protected Trust Certificates Linked to the Nikkei 225 Stock AverageSM Due 2011 +	NYSE Arca, Inc.

Principal-Protected Trust Certificates Linked to the Dow Jones Industrial AverageSM, the Dow Jones EURO STOXX 50 IndexSM, the Nikkei 225 Stock AverageSM and the S&P BRIC 40 Index® Due 2012 +	NYSE Arca, Inc.

Stock Market Upturn NotesSM Based Upon the U.S.- Europe-Japan Basket Due 2009 +	NYSE Arca, Inc.

Principal-Protected Trust Certificates Linked to the S&P 500® Index, the Dow Jones EURO STOXX 50® Index and the Nikkei 225 Stock AverageSM Due 2013 +	NYSE Arca, Inc.

Premium mAndatory Callable Equity-linked secuRitieS (PACERSSM) Based Upon the Common Stock of eBay Inc. Due 2009 +	NYSE Arca, Inc.

Stock Market Upturn NotesSM Based Upon the S&P 500® Index Due 2009 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of NYSE Euronext Due 2009 +	NYSE Arca, Inc.

Buffer Notes Based Upon the S&P 500® Index Due 2010 +	NYSE Arca, Inc.

Principal-Protected Trust Certificates Linked to the S&P 500® Index, the Dow Jones EURO STOXX 50® Index and the Nikkei 225 Stock AverageSM Due 2014 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Apple Inc. Due 2009 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Time Warner Inc. Due 2009 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Exxon Mobil Corporation Due 2009 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Deere & Co. Due 2009 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Celgene Corporation Due 2009 +	NYSE Arca, Inc.

Buffer Notes Based Upon the Financial Select Sector SPDR® Fund Due 2010 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Merck & Co., Inc. Due 2009 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Intel Corporation Due 2009 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Valero Energy Corp. Due 2009 +	NYSE Arca, Inc.

Buffer Notes Based Upon the iShares® MSCI Emerging Markets Index Fund Due 2010 +	NYSE Arca, Inc.

Buffer Notes Based Upon the Dow Jones Industrial Average Due 2010 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Schlumberger Limited Due 2009 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Research In Motion Limited Due 2009 +	NYSE Arca, Inc.

Stock Market Upturn NotesSM Based Upon the MSCI EAFE Index® Due 2009 +	NYSE Arca, Inc.

Strategic Market Access Notes Based Upon the Citi U.S. Equity Model Index Due 2011 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of J. C. Penney Company, Inc. Due 2009 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Amazon.com, Inc. Due 2009 +	NYSE Arca, Inc.

Stock Market Upturn NotesSM Based Upon the S&P 500® Index Due 2009 +	NYSE Arca, Inc.

Principal-Protected Trust Certificates Linked to the S&P 500® Index Due 2013 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Cisco Systems, Inc. Due 2009 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of International Game Technology Due 2009+	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the American Depositary Receipts of Nokia Corporation Due 2009 +	NYSE Arca, Inc.

Premium mAndatory Callable Equity-linked secuRitieS (PACERSSM) Based Upon the American Depositary Shares of Companhia Vale do Rio Doce Due 2009 +	NYSE Arca, Inc.

Buffer Notes Based Upon the S&P 500 Index® Due 2010 +	NYSE Arca, Inc.

Buffer Notes Based Upon the Financial Select Sector SPDR® Fund Due 2010 +	NYSE Arca, Inc.

Principal-Protected Trust Certificates Linked to the Global Index Basket Due 2013 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Microsoft Corporation Due 2009 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Exxon Mobil Corporation Due 2009 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Barrick Gold Corporation Due 2009 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Halliburton Company Due 2009 +	NYSE Arca, Inc.

Principal-Protected Trust Certificates Linked to the S&P 500® Index Due 2013 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Class A Common Stock of Google Inc. Due 2009 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Honeywell International Inc. Due 2009 +	NYSE Arca, Inc.

Buffer Notes Based Upon the S&P 500® Index Due 2010 +	NYSE Arca, Inc.

Buffer Notes Based Upon the S&P 500® Index Due January 7, 2011 +	NYSE Arca, Inc.

Buffer Notes Based Upon the S&P 500® Index Due February 4, 2011 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Johnson & Johnson Due 2010 +	NYSE Arca, Inc.

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of International Business Machines Corporation Due 2010 +	NYSE Arca, Inc.

2% Minimum Coupon Principal Protected Notes Based Upon the Russell 2000® Index Due 2014 +	NYSE Arca, Inc.

Securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934:

Title of each class	Name of each exchange on which registered

Principal-Protected Equity Linked Notes Based Upon the Nasdaq-100 Index® Due 2009 +	The NASDAQ National Market

*	Issued by Citigroup Global Markets Holdings Inc. and includes registrant’s guaranty with respect thereto.

+	Issued by Citigroup Funding Inc. (CFI), or a subsidiary trust of CFI, and includes registrant’s guaranty with respect thereto.